SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 14, 2009
INTERNATIONAL FIGHT LEAGUE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-21134	04-2893483

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7365 Main Street, #191, Stratford, CT 06614

(Address of Principal Executive Offices)(Zip Code)
(347) 563-0060

Registrant’s Telephone Number
Not Applicable

(Former Address, if changed since Last Report) (Zip Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 — Other Events.
Order Entered By the Court In IFLC’s Bankruptcy Proceeding
     As previously disclosed, on August 5, 2009, United States Bankruptcy Court for the Southern District of New York (the “Court”) approved a disclosure statement which describes the plan of liquidation (the “Plan”) of IFL Corp. (“IFLC”), the registrant’s subsidiary.
     On September 14, 2009, the Court held a hearing on the Plan and entered an order confirming the Plan. Pursuant to the Plan, all of the registrant’s interests in IFLC will be cancelled and the registrant will not receive any payment or distribution under the Plan.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL FIGHT LEAGUE, INC.
By:	/s/ Michael C. Keefe
	Name:	Michael C. Keefe
	Title:	President, General Counsel and Chief Financial Officer

Date: September 18, 2009